Exhibit 10.7

EXECUTION VERSION

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is executed as of June 27, 2023, by and among FRONTIER INTERMEDIATE HOLDING, LLC, a Delaware limited liability company (the “Frontier Borrower”), KODIAK GAS SERVICES, LLC, a Delaware limited liability company (the “Kodiak Borrower” and, together with the Frontier Borrower, each a “Borrower” and, collectively, the “Borrowers”), the other Obligors party hereto, JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) shall have the meanings given such terms in the Amended Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Obligors, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this Second Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Administrative Agent and the Required Lenders desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Second Amendment, but subject to the satisfaction of the condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended, effective as of the Second Amendment Effective Date (as defined below), in the manner provided in this Section 1:

1.1    Restated Definitions. The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, any Commitment Increase Agreements, any Additional Lender Agreements, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, each Compliance Certificate, the Loan Guaranty, any Fee Letter, the Perfection Certificate and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the

Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, fee letters, contracts, notices, letter of credit agreements, letter of credit applications and any agreements between the Borrower Representative and any Issuing Bank regarding such Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrowers and any Issuing Bank in connection with the issuance of Letters of Credit and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Obligor, or any authorized employee of any Obligor, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Prepayment Event” means:

(a)    any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction) of any property or asset of any Obligor, other than dispositions described in Section 6.05(a); or

(b)    any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Obligor; or

(c)    (x) prior to the occurrence of a Successful IPO, the issuance by any Borrower of any Equity Interests, or the receipt by any Borrower of any capital contribution (including any EBITDA Curative Equity proceeds received) and (y) after or contemporaneously with the occurrence of a Successful IPO, (1) the receipt by any Borrower of any EBITDA Curative Equity proceeds and (2) the issuance by Kodiak Corp of any Equity Interests in connection with the exercise of the so-called “greenshoe” option under the underwriting agreement entered into in connection with the Qualified IPO; or

(d)    the incurrence by any Obligor of any Indebtedness, other than Indebtedness permitted under Section 6.01.

“Qualified IPO” means a transaction that both (x) results in the equity interests of Kodiak Corp being publicly traded on any United States national securities exchange and (y) generates cash proceeds of at least $200,000,000 (net of all related fees (including any associated underwriter discounts) and expenses).

1.2    New Definition. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Credit Agreement dated as of June 27, 2023, by and among the Existing Borrowers, the other Obligors party thereto, the Administrative Agent and the Lenders party thereto.

1.3    Amendments to Section 6.08(a) of the Credit Agreement. Clause (a) of Section 6.08 of the Credit Agreement is hereby amended by (i) adding the word “and” at the end of clause (v) thereof, (ii) replacing the “, and” appearing at the end of clause (vi) thereof with “.”, and (iii) deleting clause (vii) thereof in its entirety.

SECTION 2.    Condition Precedent. The effectiveness of this Second Amendment is subject to the Administrative Agent’s (or its counsel’s) receipt of duly executed counterparts of this Second Amendment from the Borrowers, the other Obligors and Lenders constituting at least the Required Lenders (the date on which such condition precedent is satisfied, the “Second Amendment Effective Date”). Without limiting the generality of the provisions of Article VIII of the Credit Agreement, for purposes of determining compliance with the condition specified in this Section 2, each Lender that has signed this Second Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 2 to be consented to or approved by or be acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 2 by and on behalf of any of the Obligors shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower Representative and the Lenders of the Second Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Obligors hereby jointly and severally represent and warrant to the Administrative Agent and the Lenders that:

3.1    Accuracy of Representations and Warranties. Both before and after giving effect to this Second Amendment, each of the representations and warranties of each Obligor contained in the Loan Documents is true and correct in all material respects (except that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and any such representations and warranties that are qualified by materiality are true and correct in all respects) as of the date hereof.

3.2    Due Authorization, No Conflicts. The execution, delivery and performance of this Second Amendment by each Obligor are within each Obligor’s limited liability company, limited partnership or corporate power, have been duly authorized by all necessary limited liability company, limited partnership or corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Obligors, or result in the creation or imposition of any Lien upon any of the assets of the Obligors except for Permitted Encumbrances.

3.3    Validity and Binding Effect. As of the date hereof, this Second Amendment constitutes the valid and binding obligations of each of the Obligors enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4    Absence of Defaults. Both before and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

3.5    No Defense. No Obligor has any defense to payment, counterclaim or rights of set-off with respect to the Secured Obligations on the date hereof.

SECTION 4.    Miscellaneous.

4.1    Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Obligors hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed. This Second Amendment constitutes a Loan Document.

4.2    Parties in Interest. All of the terms and provisions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3    Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Second Amendment that is an Electronic Signature transmitted by facsimile, emailed “.pdf” or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Second Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Second Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed “.pdf” or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Obligor without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

4.4    COMPLETE AGREEMENT. THIS SECOND AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT

THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

4.5    Headings. The headings, captions and arrangements used in this Second Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Second Amendment, nor affect the meaning thereof.

4.6    No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this Second Amendment, the Amended Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Second Amendment, the Amended Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Amended Credit Agreement, the other Loan Documents and applicable law.

4.7    Review and Construction of Documents. Each Obligor hereby acknowledges, and represents and warrants to the Administrative Agent and the Lenders, that (a) such Obligor has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Second Amendment with its legal counsel, (b) such Obligor has reviewed this Second Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Obligor has executed this Second Amendment of its own free will and volition, and (d) this Second Amendment shall be construed as if jointly drafted by the Obligors and the Lenders. The recitals contained in this Second Amendment shall be construed to be part of the operative terms and provisions of this Second Amendment.

4.8    Arms-Length/Good Faith. This Second Amendment has been negotiated at arms-length and in good faith by the parties hereto.

4.9    Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10    Severability. In case any one or more of the provisions contained in this Second Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Second Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SECOND AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS

CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS SECOND AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.12    Governing Law. This Second Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

KODIAK GAS SERVICES, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief Financial Officer

FRONTIER INTERMEDIATE HOLDING, LLC

By:	/s/ Joseph Turley
Name: Joseph Turley
Title: Treasurer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

OTHER OBLIGORS:

PEGASUS OPTIMIZATION EMPLOYER, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief Financial Officer

PEGASUS OPTIMIZATION MANAGERS, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief Financial Officer

PEGASUS EOR, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief Financial Officer

PRM COMPRESSION II, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Umar Hassan
Name: Umar Hassan
Title: Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BANK OZK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alexandra Mills
Name:	Alexandra Mills
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

NYCB SPECIALTY FINANCE COMPANY, LLC, a wholly owned subsidiary of New York Community Bank, as a Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brad Miller
Name:	Brad Miller
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William Kane
Name:	William Kane
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

REGIONS BANK, as a Lender

By:	/s/ Dennis M. Hansen
Name:	Dennis M. Hansen
Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

TRUIST BANK, as a Lender

By:	/s/ Melissa Mok
Name:	Melissa Mok
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Landon Gracey
Name:	Landon Gracey
Title:	Regional CPF Credit and Ops Manager

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIRST HORIZON BANK, as a Lender

By:	/s/ B. Forrest Taylor
Name:	B. Forrest Taylor
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Dan Clubb
Name:	Dan Clubb
Title:	Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIRST-CITIZENS BANK & TRUST COMPANY (f/k/a CIT BANK, N.A.), as a Lender

By:	/s/ Christopher Solley
Name:	Christopher Solley
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Lawrence J. Cannariato
Name:	Lawrence J. Cannariato
Title:	Managing Director, Portfolio Management

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

COMERICA BANK, as a Lender

By:	/s/ Walter F. Rodee, III
Name:	Walter F. Rodee, III
Title:	Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BOKF, NA DBA BOK FINANCIAL, as a Lender

By:	/s/ David Risen
Name:	David Risen
Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

CADENCE BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

SUNFLOWER BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]